2015 Outlook Meeting December 16, 2014 | New York Exhibit 99.2

Safe Harbor Statement and Non-GAAP Financial Measures
Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made.  These forward-looking statements, including statements about growth in after-tax operating income per share, anticipated reserve increases, the loss associated with the pension payout, weighted average risk-based capital ratios and cash and marketable securities, premium income growth, and share repurchases are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control.  The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) unfavorable economic or business conditions, both domestic and foreign; (2) sustained periods of low interest rates; (3) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality rates, and offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in government programs; (4) legislative, regulatory, or tax changes, both domestic and foreign, including the effect of potential legislation and increased regulation in the current political environment; (5) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (6) the failure of cyber or other information security systems, as well as the occurrence of events unanticipated in our disaster recovery systems; (7) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (8) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (9)
changes in our financial strength and credit ratings; (10) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (11) actual experience that deviates from our assumptions used in pricing, underwriting, and reserving; (12) actual persistency and/or sales growth that is higher or lower than projected; (13) changes in demand for our products due to, among other factors, changes in societal attitudes, the rate of unemployment, consumer confidence, and/or legislative and regulatory changes, including healthcare reform; (14) effectiveness of our risk management program; (15) contingencies and the level and results of litigation; (16) changes in accounting standards, practices, or policies; (17) fluctuation in foreign currency exchange rates; (18) ability to generate sufficient internal liquidity and/or obtain external financing; (19) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (20) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; and (21) terrorism, both within the U.S. and abroad, ongoing military actions, and heightened security measures in response to these types of threats.  For further discussion about risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item
1A of our annual report on Form 10-K for the year ended December 31, 2013, and our subsequently filed Form 10-Qs.  The forward-looking statements in this press release are being made as of the date of this press release, and the Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.
In analyzing performance, Unum sometimes uses non-GAAP financial measures that differ from what is reported under GAAP.  This presentation contains non-GAAP financial measures, including operating earnings per share, operating return on equity, book value per share (excluding accumulated other comprehensive income, or AOCI), and before tax operating income.  Please refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures.

Today’s Participants
Business Segment Presidents
Rick McKenney
President and Chief Executive Officer
Tom Watjen
Executive Vice President and Chief Financial Officer
Tom White
Senior Vice President, Investor Relations
Mike Simonds
President and Chief Executive Officer, Unum US
Peter O’Donnell
President and Chief Executive Officer, Unum UK
Randy Horn
Chief Executive Officer, Colonial Life
Jack McGarry
President and Chief Executive Officer, Closed Block
Tim Arnold
President, Colonial Life

Agenda
Introduction
State of the Business
Financial Performance
Investment Performance
Closed Block
2015 Outlook
Questions & Answers
Core Business Segment Overviews
Unum US
Unum UK
Colonial Life
Closing Comments
Questions & Answers
Appendix

Introduction

Introduction
A TRACK RECORD OF CONSISTENCY AND PREDICTABILITY…

$0.00
$1.00
$2.00
$3.00
$4.00
2004* 2005* 2006* 2007* 2008 2009 2010 2011 2012 2013 2014
* Does not reflect impact of ASU 2010-26.
+5-10%
OPERATING EPS
7.2%
CAGR *
* December 31, 2007 common shares outstanding
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
31.9%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
DIVIDEND HISTORY
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
1.0%
CAGR
14.4%
CAGR
BOOK VALUE PER SHARE
(ex AOCI)
$19.37
$20.77 $20.74
$20.99 $20.84
$23.20
$25.69
$26.33
$29.55
$32.32
$34.52
2004* 2005* 2006* 2007* 2008 2009 2010 2011 2012 2013 3Q14
9.2%
CAGR
* Does not reflect impact of ASU 2010-26.
2.7%
CAGR
STOCK REPURCHASE HISTORY
(CUMULATIVE % OF FLOAT*)

Sales Growth*
Premium Growth*
Introduction
12-Month Rolling Sales ($MM)
(CAGR: 8.8%)
* Core Operations, Excludes the Closed Block * Core Operations, Excludes the Closed Block
Year-over-Year Change
(CAGR: 2.9%)
… AND THE EMERGENCE OF PROFITABLE GROWTH
$1,100
$1,150
$1,200
$1,250
$1,300
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14

Strong
Momentum

Introduction
WHY ... ATTRACTIVE BUSINESSES
* 9 months 2014 Operating Return on Equity
78%
84%
90%
91%
66%
27%
92%
65%
76%
In the US
In the UK
Yet
13.5%
17.1%
18.2%
Operating ROE* Percent Purchased at Workplace
P
AYCHECK TO
P
AYCHECK
L
IFE
D
ISABILITY
R
ETIREMENT
SAVINGS
H
EALTHCARE
U
NUM
US
C
OLONIAL
L
IFE
U
NUM
UK
NEED FOR COVERAGE
WORKPLACE IS A
POWERFUL
DISTRIBUTION CHANNEL
CAPABLE OF GENERATING
ATTRACTIVE FINANCIAL RETURNS
L
ACK
B
ASIC
D
ISABILITY
LACK BASIC DISABILITY
OF CONSUMERS LIVE
LACK SUFFICIENT LIFE
LACK SUFFICIENT LIFE

BEST
PLACES TO
WORK IN
INSURANCE
2006-2014

FORBES
MOST
REPUTABLE
COMPANIES
2011-2014

BEST
GROUP RISK
PROVIDER
2013 CORPORATE
ADVISOR
AWARDS

BEST
AT WORKING WITH
BROKERS
BENEFITS SELLING
READERS CHOICE
AWARDS
2006-2013

unum GROUP

Introduction
WHY… EXPERIENCED MANAGEMENT TEAM AND HIGHLY ENGAGED EMPLOYEES
Years with Unum
Company Leaders
*
Current
Position Total
Years In
Financial
Services
Tom Watjen, President & CEO 12 Yrs 20 Yrs 33 Yrs
Rick McKenney, Chief Financial Officer 5 Yrs 5 Yrs 21 Yrs
Jack McGarry, CEO, Closed Block 2 Yrs 29 Yrs 33 Yrs
Mike Simonds, CEO, Unum US 1 Yr 17 Yrs 20 Yrs
Peter O’Donnell, CEO, Unum UK 2 Yrs 4 Yrs 27 Yrs
Randy Horn, CEO, Colonial Life 11 Yrs 11 Yrs 40 Yrs
Tim Arnold, President, Colonial Life <1 Yr 30 Yrs 30 Yrs
Breege Farrell, EVP, Chief Investment Officer 4 Yrs 4 Yrs 28 Yrs
Joe Foley, SVP, Corp Marketing & PR 8 Yrs 35 Yrs 35 Yrs
Roger Martin, CFO, US Finance 3 Yrs 29 Yrs 29 Yrs
Steve Mitchell, SVP, LTC Actuary 1 Yr 29 Yrs 29 Yrs
Tom White, SVP, Investor Relations 14 Yrs 32 Yrs 32 Yrs
* Represents those leaders in attendance at Investor Meeting
ENGAGEMENT

CORE OPERATIONS
BEGAN LARGE CASE LTD RE-PRICING
RE-POSITIONED UK GROUP LIFE BLOCK
2004
2006
2008
2010
2012
2013
PRESENT

unum GROUP

10 Introduction WHY… A HISTORY OF TRANSPARENCY AND ADDRESSING ISSUES AS THEY EMERGE

Rate Environment Management Actions
Introduction
OPERATING IN A LOW INTEREST RATE ENVIRONMENT…
Source: Barclays Capital; U.S. Credit 7-10 years yield to worst, Sterling Corporate 7-10 years yield to worst
UK-LTD
US-LTD
US-Grp Life
UK-Grp Life
LTC
US-VWB
Colonial Life
CDB
ID-RI
HIGH
RE-PRICING FLEXIBILITY
LOW
HIGH LOW
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
2010 2011 2012 2013 2014
US
UK

CORE OPERATIONS
BEGAN LARGE CASE LTD RE-PRICING
RE-POSITIONED UK GROUP LIFE BLOCK
2004
2006
2008
2010
2012
2013
PRESENT
SEGMENTED CLOSED BLOCK
SECURITIZED CLOSED DISABILITY BLOCK
DISCONTINUED ILTC SALES
DISCONTINUED GLTC SALES; SEGMENTED LTC BLOCK
UPIL (BERMUDA) RE-DOMESTICATION
REPOSITION LTC BLOCK
LEGACY BLOCKS

unum GROUP

12 Introduction WHY… A HISTORY OF TRANSPARENCY AND ADDRESSING ISSUES AS THEY EMERGE

Action Expected in 4Q2014
Strengthen Long-term care GAAP reserves by $600 to $800 million
Implications
Year-end 2014 capital metrics remain within or above our original 2014 outlook range
Includes First Unum (New York) statutory reserve increase of approximately $150 million
No on-going impact on Core Operations (and minimal impact on Closed Block)
2015 capital management outlook remains generally consistent with 2014
Introduction
REPOSITION LTC BLOCK… ACTION AND IMPLICATIONS

Introduction
CONTINUED STRONG OUTLOOK
*  Consolidated After-Tax Operating Earnings including Corporate Segment
2015 Outlook
Sales Growth Premium Growth
Operating
Earnings Growth Operating ROE
2015 Normalized 2015 Normalized 2015 Normalized 2015 Normalized
Unum US 2-4% 8-10% 4-6% 4-7% 1-3% 4-7% 12-14% 12-14%
Unum UK (£)
7-9% 10-12% 0-2% 4-7% 1-3% 4-7% 16-18% 15-20%
Colonial Life 5-8% 6-8% 2-4% 5-7% 2-4% 4-6% 15-17% 15-17%
Core Operations 4-6% 8-10% 4-6% 4-7% 1-3% 4-7% 13-14% 14-16%
Closed Block
(4-6)% (4-6)% (10-12)% (4-6)% 2-3% 2-3%
Total Operations * 2-4% 3-5% 0-2% 4-7% 10-12% 10-12%
Capital Management 2-3% 4-5% 0-1% 0-1%
TOTAL
2-5% 8-11% 11-12% 11-13%

State of the Business

Financial Performance

We continue to expect 2014 full year operating earnings per share growth in our range of 5% to 10%
4Q2014 operating trends
Sales and premium growth trends remain solid, with continued momentum
Generally solid risk results
Continued pressure on net investment income
o
Includes 50 basis point reduction in LTD new claim discount rate
Potential LTC reserve review implications
Strengthen GAAP reserves by $600 to $800 million
Solid capital position; within or above our original outlook
Includes First Unum (New York) reserve strengthening of approximately $150 million
Solid capital generation and return to shareholders
$300 million share repurchases (no share repurchases in 4Q2014)
14% dividend increase
Financial Performance
2014 OUTLOOK

18 OPERATING EARNINGS GROWTH Original 2014 Outlook 5% to 10% Premium Growth Risk Interest Rates + + - - Current 2014 Outlook 5% to 10% Financial Performance DRIVERS OF 2014 FINANCIAL PERFORMANCE

Financial Performance
CONSISTENTLY STRONG RETURNS
YTD 2014 Operating Return on Equity
(as of 9/30/14)
18% 12% 20% 8% 14% 34%
YTD % AVERAGE CONSOLIDATED GAAP EQUITY
Unum US
Group Disability
Unum US
Group Life and AD&D
Unum US
Supplemental &
Voluntary
Unum UK Colonial Life Closed Block
12.1%
16.4%
13.1%
18.2%
17.1%
2.9%
3Q14 YTD Actual
Total
11.0%
Average equity excludes negative allocation of corporate deficit and will therefore not add to 100%

Premium Growth
2014
Outlook
YTD
Actual
Unum US 0 – 2% 2.3%
Unum UK (£)
0 – 2% 1.4%
Colonial Life 2 – 4% 3.1%
Total * 1 – 3% 3.1%
Financial Performance
IMPROVING GROWTH IN OUR CORE BUSINESSES
Sales Growth
2014
Outlook
YTD
Actual
Unum US 7 – 10% 18.3%
Unum UK (£)
4 – 7% 0.0%
Colonial Life 4 – 7% 9.0%
Total * 5 – 9% 14.7%
* Total Core Business Segments

3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

unum GROUP

Sales Growth*
Premium Growth*
Financial Performance
IMPROVING GROWTH IN OUR CORE BUSINESSES
12-Month Rolling Sales ($MM)
(4-Year CAGR: 3.5%)
* Core Operations, Excludes the Closed Block
Trendline: 3Q10 – 1Q13
* Core Operations, Excludes the Closed Block
Year-over-Year % Change
(4-Year CAGR: 2.3%)
ACA
Distraction
$1,050
$1,100
$1,150
$1,200
$1,250
$1,300
$1,350
3.0%
2.0%
1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Strong
Momentum
ACA
Distraction
-
-
-

Financial Performance
STEADY, FAVORABLE RISK EXPERIENCE
*Year to Date through September 30, 2014
UNUM
UK
UNUM
US
COLONIAL
LIFE
BENEFIT RATIOS
†
73.4%
72.5%
72.7%
71.6%
70.3%
2010 2011 2012 2013 2014*
49.7%
51.9%
52.5% 52.5%
51.7%
2010 2011 2012 2013 2014*
67.0%
71.8%
77.9%
74.3%
71.7%
2010 2011 2012 2013 2014*
†
†
Excluding Reserve Adjustments

CAPITAL SOURCES

US STATUTORY INCOME
UK STATUTORY INCOME

$700 - $800

CAPITAL USES

INTEREST EXPENSE
GROWTH FUNDING

~$150

EXCESS CAPITAL GENERATION BEFORE DIVIDENDS

$550 - $650

unumGROUP

($ millions)
Combined Statutory Net Income
*
Financial Performance
CAPITAL GENERATION
*  Statutory Net Income for traditional US Insurance Companies
†
Estimate
($ millions)
Capital Generation Model
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014†
$0.6
-$8.2
$64.1
$58.3
$141.2
-$102.0
-$16.9
$21.1
-$25.3
-$33.0
-
-
-
-
$574.0
$689.4
$850.3
$682.0
$741.2
$645.7
$664.0
$649.8
$617.5
~ $650.0
After- tax Operating Income
Net Realized Investment Gains (Losses)

Financial Performance
ACTIVE CAPITAL DEPLOYMENT
2008
2009
$700 million
---
2010
2011
$356 million
$620 million
$104 million
$105 million
$115 million
$121 million
2012
$500 million $134 million
TOTAL
$2,796 million* $883 million
2013
$319 million $147 million
2014
$301 million* $157 million
*December 31, 2007 common shares outstanding; Through September 30, 2014.
8.3%
8.3%
12.8%
19.9%
26.4%
29.5%
31.9%
---
+10.0%
+23.3%
+40.0%
+73.3%
+93.3%
+120.0%
†
3Q quarterly dividend paid
Cumulative
% of
shares*
Cumulative
increase †
Share Repurchases Dividends Paid

Risk Based
Capital
Holding Companies’ Cash and
Marketable Securities
Year-End 2013 405% $514 million
September 2014 400% $720 million
Original 2014 Outlook 375% - 400% >$500 million
Financial Performance
STRONG CAPITAL POSITION

Investment Performance

27 Asset Quality Interest Rate Management Investment Performance

(Book Value - $42.4B)
Invested Asset Distribution
Credit Losses Relative to Moody’s Index
Investment Performance
ASSET QUALITY
Investment grade corporate bonds remain our core holding.
1
Formerly 5.12% due to Lehman; Moody’s has subsequently removed it
Investment
Grade Private
Placements
11.9%
High Yield
7.9%
Cash,
Government
Agencies
7.2%
Municipals
4.1%
Investment
Grade
Corporate
57.3%
Mortgage-
Backed
Securities &
Other
Securitized
Assets
5.4%
Secuirites &
Commercial
Mortgage
Loans
4.3%
Other
Investments
1.9%
0.30% 0.30% 0.30%
0.20%
0.40%
0.45%
0.64%
0.02%
0.05% 0.05%
0.00% 0.00%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
2008 2009 2010 2011 2012 2013 3Q14
Market
Unum
2.21%
2.63% 1

Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

unum GROUP

Barclays Single-A Intermediate OAS
10-Year Treasury
Investment Grade Bond Spreads
Investment Performance
IMPLICATIONS OF LOW INTEREST RATES
3.00%
2.50%
1.00%
0.00%
3.50%
2.00%
1.50%
0.50%
2.50%
1.00%
0.00%
2.00%
1.50%
0.50%

30 Pricing Flexibility Discount Rate Adjustments Manageable Investable Cash Flows Disciplined Asset Selection Investment Performance MANAGING LOW INTEREST RATES

31 Investment Performance PRODUCT LINE SENSITIVITIES UK-LTD US-LTD US-Grp Life UK-Grp Life LTC US-VWB Colonial Life CDB ID-RI LOW HIGH LOW HIGH R E - P R I C I N G F L E X I B I L I T Y

1Q-08
1Q-09
1Q-10
1Q-11
1Q-12
1Q-13
1Q-14
3Q-14

Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14

unum GROUP

(Target Margin = 60 bps)
Total Portfolio Purchase Yields Unum US LTD
Investment Performance
PURCHASE YIELDS AND MARGINS
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
Portfolio Yield
Liability
Discount Rate
81 bps
91 bps

Investment Performance
MANAGEABLE INVESTABLE CASH FLOW
Unum US - LTD
Colonial
ID – Closed Block
Long-term Care
$8.8
billion
$900
million
$45.6
billion
$240
million
$8.2
billion
$2.6
billion
$270
million
$9.1
billion
$75
million
Unum - Combined
Unum US – ID - Recently Issued
$2.1
billion
$90
million
$3.0
billion
Portfolio Size 2015 Investable Cash Flow
Portfolio Size 2015 Investable Cash Flow
Portfolio Size 2015 Investable Cash Flow
Portfolio Size 2015 Investable Cash Flow
Portfolio Size 2015 Investable Cash Flow
Portfolio Size 2015 Investable Cash Flow

Closed Block

Closed Block
BUSINESS SNAPSHOT
Legacy Discontinued Blocks
Individual Disability
Long Term Care
Distribution
IDI Sales discontinued in mid-1990’s
ILTC Sales discontinued in 2009
GLTC Sales discontinued in 2011
Size and Scale
Total Reserves of $29 billion
GAAP Equity of $2.9 billion
325 Claims Management resources
Closed
Block
*
Premium Income $1.3 billion
Before Tax Operating Income $119 million
Operating Return on Equity 2.8%
* 4 Quarters Ending 9/30/2014
50% 50%
Premium Distribution
*
($m)
Individual Disability
Long Term Care

We are conducting a comprehensive review of all assumptions underlying our Long
Term Care reserves.
Potential GAAP Impacts:
Before-tax charge of $600 million to $800 million anticipated.
Primarily attributable to reduction in the discount rate in response to current low interest rate environment.
Potential Statutory Impacts:
First Unum (New York) reserve strengthening of approximately $150 million.
Negligible impact on future statutory earnings and free cash flow generation.
Closed Block
2014 LONG TERM CARE RESERVE REVIEW

Operational Effectiveness
High quality claims management
Cost efficient customer service capabilities
Effective implementation of approved rate increases
LTC Rate Increases
Continue to pursue justified rate increases
Offer enhanced policyholder options
Lead regulatory outreach program
Financial Analysis
Use new experience analysis tools to manage the blocks
Capital Management
Invest in modeling and analytical capabilities
Monitor capital markets development
Closed Block
2015 KEY PRIORITIES

38 Closed Block 2015 FINANCIAL OUTLOOK 2015 Outlook Normalized Sales Growth N/A N/A Premium Growth (4 - 6)% (4 - 6)% Operating Earnings Growth (10 – 12)% (4 - 6)% Operating ROE 2 - 3% 2 - 3%

2015 Outlook

Continued favorable premium growth trends
Persistency remains stable
Expect generally stable risk results through disciplined pricing, risk selection and renewals
Full year impact of Group LTD 4Q discount rate adjustment
Continued Pressure on net investment income from lower investment yields
Operating EPS growth of 2% to 5%
Continued steady capital generation and deployment:
$400 to $600 million of share repurchases
Increasing dividend
2015 Outlook
KEY MESSAGES

2015 Outlook
FACTORS IMPACTING OUR 2015 OUTLOOK
+2-3%
+4-5%
(3-4)%
0-(1)%
2%
to
5%
Growth
0%
Premium Growth
and Favorable Risk
Yield and Discount
Rate Pressure
Closed Block, Tax
and Other
Capital
Management
2015 Outlook

2015 Outlook
CAPITAL OUTLOOK
Capital Management Criteria Sept 2014 2014 Projection
2015
Projection
Risk-Based Capital Ratio for Traditional U.S.
Insurance Companies
400% ~400%
Holding Companies’ Cash and
Marketable Securities ($ millions)
$720 >$500 >$500
375% - 400%

2015 Outlook
BUSINESS SEGMENT OUTLOOK
*  Consolidated After-Tax Operating Earnings including Corporate Segment
Sales
Growth
Premium
Growth
Operating
Earnings
Growth
Operating
ROE
Unum US 2 - 4% 4 - 6% 1 - 3% 12 - 14%
Unum UK (£) 7 - 9% 0 - 2% 1 - 3% 16 - 18%
Colonial Life 5 - 8% 2 - 4% 2 - 4% 15 - 17%
Core Operations 4 - 6% 4 - 6% 1 - 3% 13 - 14%
Closed Block (4 - 6)% 2 - 3%
Total Operations* 2 - 4% 0 - 2% 10 - 12%
Capital Management 2 - 3% 0 - 1%
Total 2 - 5% 11 - 12%
(10 - 12)%

Questions & Answers

Core Business Segment Overviews

Unum US

Unum US
BUSINESS SNAPSHOT
Employee Benefits
Group Long Term and Short Term Disability
Group Life and AD&D
Voluntary Benefits
Individual Disability Benefits
Market Characteristics
Top 3 market share position across all major
product categories
Strong need for financial protection,
increasing due to healthcare changes
Technology enabling new distribution
Unum US
*
Earned Premium $4.6 billion
Before Tax Operating Income $861 million
Operating Return on Equity 13.6%
* 4 Quarters Ending 9/30/2014
+18%  Growth
44%
21%
28%
7%
Sales Distribution*
(Trailing 4 Quarters Growth)
Core Group (<2,000 ee's)
Large Employer Group
(>2,000 ee's)
Voluntary Benefits
IDI-Recently Issued
+5% Growth
+15% Growth
+17% Growth

Broad & Diverse Client Base
Strong service – 93% client satisfaction
Unmatched expertise – 2,500 benefits
professionals
Disciplined pricing & underwriting using
largest, most diverse private data set
Strong persistency – 90% YTD 2014
Predictable benefit ratios
Accelerating growth with additional
opportunity in existing client base; ~2.5
products per client today vs ~7 per fully
integrated client
Unum US
UNIQUE IN FINANCIAL PROTECTION EMPLOYEE BENEFITS
Industry Leading Performance
Industry Leading Capabilities
LTD Employer Clients for Top 5 Carriers
<100 Employees
44% of Fortune 100
With Unum Benefits
Source:  GenRe 2013
AND
44,000
27,000
20,000
19,000
12,000
UNM #2 #3 #4 #5

3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

unum GROUP

Unum US
GROWTH BY ENGAGING CLIENTS AND THEIR EMPLOYEES
ACA
Distraction
% of Sales with
Employee Contribution
12-Month
Rolling Sales ($MM)
% of Sales from
Existing Clients
Opportunities Within Existing
Client Base
6.5%
(CAGR)
Market Moving to
Employee Pay
Improving Sales
Momentum
100% 100%
$600
$650
$700
$750
$800
$850
$900
52%
56%
60%
63% 63%
2010 2011 2012 2013 3Q14
46%
31%
54%
69%
2003 2013
Employer Employee

Strong growth momentum
Continued strong persistency with deeper relationships
Strong sales growth within existing clients, partially offset by our expectation that new large case sales will not duplicate 2014
Stable risk environment as the economy gradually improves
Operating Efficiency gains based on service model and cross-business centers of excellence
Continued pricing discipline to mitigate interest rate pressures
Continued investment in our franchise
Active client management and a differentiated integrated experience across Group, VB and IDI
Consumer marketing, new enrollment and self service technologies
Building on key product and distribution partnerships including 40+ benefit administration/enrollment platform connects
Unum US
2015 BUSINESS OUTLOOK

51 2015 Growth Outlook Unum US INTEREST RATE IMPACT TO 2015 OUTLOOK 2014 BTOE Growth Risk & Operating Expense NII & Discount Rate 2015 BTOE 4%-6% 4%-6% (7%-9%) 1%-3%

Unum US
2015 FINANCIAL OUTLOOK
* 6-8% excluding large employer group
2015 Outlook Normalized
Sales Growth* 2 - 4% 8 - 10%
Premium Growth 4 - 6% 4 - 7%
Operating Earnings Growth 1 - 3% 4 - 7%
Operating ROE 12 - 14% 12 - 14%

Unum UK

Unum UK
BUSINESS SNAPSHOT
Primary Products
Group Income Protection
Group Life and Group Dependents
Supplementary and Voluntary products:
Group Critical Illness, Individual Income
Protection (Closed)
Market Share
# 1 Group Income Protection
# 4 Group Life
# 3 Group Critical Illness
Market Scope
Over 10,000 employers served
Over 1.5 million employees insured
* * Calculated in U.S. dollars
*   4 Quarters Ending 9/30/2014
69%
21%
10%
Premium Distribution
*
(£m)
Group Income
Protection
Group Life and
Critical Illness
Supplemental and
Voluntary
Unum UK
*
£360 million
Before Tax Operating Income
£88 million
Operating Return on Equity
18.6%**
Earned Premium

Unum UK
STRATEGY
Deliver Industry-leading Customer Experience
Grow Group
Income
Protection
Market
Grow Group
Risk Block
Introduce
Related
Products and
Services
Simplify our Processes and Operations
Develop Talent and Leadership
Capital Management Strategy

Gross Premiums Earned
(£ millions)

Gross Premiums Earned
(£ millions)

Unum UK
2015 BUSINESS OUTLOOK
Primary focus remains expanding the UK
Group Income Protection market.
Re-pricing and re-positioning of our group
life block is complete. We are now
looking to grow our group risk business:
Develop the UK short-term disability
market via Sick Pay Insurance product
Prudently target attractive segments of
the Group Life market
Launch updated value proposition to
grow our Group Critical Illness block
We will explore opportunities outside the
traditional UK product and distribution
channel to expand our offering
We will continue to deploy reinsurance
where appropriate and economic to help
manage risk
During 2015 we are investing in the technology required to accelerate growth and improve operational efficiencies, while continuing to place rate to offset interest rate pressures.
225
250
275
2013 2014 (FC) 2015 (P)
Group Income Protection
70
90
110
130
2013 2014 (FC) 2015 (P)
Group Life
(ex Dependents)

Unum UK
2015 KEY PRIORITIES
Expand the Market
Focus on education and CRM to grow the Group Income Protection market
Become provider of choice for brokers across all group risk products
Explore portfolio diversification opportunities
Build Capabilities to Enable Profitable Growth
Simplify and streamline our operations
Enhance the productivity of our brokerage distribution channel
Explore demand-generation approaches, partnerships and new products
Leverage corporate expertise and capabilities
Risk Management
Maintain efficient and economical reinsurance arrangements
Prepare the business for transition to Solvency II capital requirements starting in 2016
Continue underwriting and pricing discipline to mitigate interest rate pressures

58 Unum UK 2015 FINANCIAL OUTLOOK 2015 Outlook Normalized Sales Growth 7 - 9% 10 - 12% Premium Growth 0 - 2% 4 - 7% Operating Earnings Growth 1 - 3% 4 - 7% Operating ROE 16 - 18% 15 - 20%

Colonial Life

Colonial Life
BUSINESS SNAPSHOT
Colonial
Life
***
Earned Premium $1.26 billion
Before Tax Operating Income $295 million
Operating Return on Equity 16.9%
* * Sales Premium as of 9/30/2014
* * * 4 Quarters Ending 9/30/2014
* Market share based on Eastbridge U.S. Worksite /Voluntary Carrier Sales Report for 2013
+5% Growth
+4% Growth +29% Growth
38%
32%
12%
18%
Sales Distribution **
(YTD 2014 Growth)
Small Commercial
(< 100 ee's)
Med. Commercial
(100 to 999 ee's)
Large Commercial
(1,000+ ee's)
Public Sector
+12% Growth
Primary Products
Accident, Sickness and Disability
Life (Term, UL, WL)
Cancer and Critical Illness
Market Share
*
# 5 Voluntary Carrier with 6% market share
Product Sales:
o
# 2 in STD and  Cancer
o
# 3 in Accident
o
# 4 in Hospital Indemnity, UL & WL, and Critical Illness
Size and Scale
Over 80,000 businesses served
Over 3 million policies in force
Over 10,000 career agents and 14,000 brokers under
contract

Colonial Life
2015 BUSINESS OUTLOOK
Our 2014 sales success points to execution of our strategic initiatives and investments in sales leadership, distribution effectiveness and sales support.
Strong sales fundamentals through third quarter 2014:
o
New accounts up 9%
o
New account sales up 17% and existing account sales up 6%
o
New rep recruits up 19%
o
New rep sales up 42%
Positive sales trends are continuing into fourth quarter
Key drivers in our 2015 plan:
Current market environment offers considerable opportunities to meet emerging needs of employers, brokers, and consumers.
Positive sales momentum from 2014 and the potential in our target markets.
Sustained improvement in distribution effectiveness.
Four key areas of focus – growth, customer experience, productivity, and talent.
Achieving our 2015 growth objectives will be supported by a continued focus on third-
party connectivity, enrollment solutions, service capabilities and operational excellence.
2015 operating earnings growth is expected to be in the 2-4% range, with continued
strong profit margins and operating ROE levels.

Colonial Life
2015 PLAN DRIVERS - MARKETPLACE
Provide solutions for employers to contain costs, administer benefits and help employees make benefits decisions
Focus on small employers to expand the market and offset broker exit
Employers
Leverage broad expertise and partnerships to offer flexible, turnkey enrollment solutions
Attract local and regional brokers adding voluntary to their portfolios
Brokers
Improve decision support tools and package products to drive participation and penetration
Invest in customer service and mobile capabilities to improve retention
Consumers

Colonial Life
2015 KEY PRIORITIES
Grow distribution footprint through sales organization and alliances
Achieve balanced sales among target markets
Introduce new and updated products
Growth
Reduce customer effort for consumers and partners
Enhance administration capabilities for group and individual products
Deliver better experiences through web-based services
Customer
Experience
Leverage cross-enterprise assets
Improve tools to incrementally drive efficiency
Enable partners to more easily connect with us
Productivity
Build upon investment in sales leadership and talent profiles
Drive leadership development throughout the organization
Emphasis on collaboration and empowerment
Talent

64 Colonial Life 2015 FINANCIAL OUTLOOK 2015 Outlook Normalized Sales Growth 5 - 8% 6 - 8% Premium Growth 2 - 4% 5 - 7% Operating Earnings Growth 2 - 4% 4 - 6% Operating ROE 15 -17% 15 -17%

Closing Comments

Good operating businesses with positive long-term trends
An intense focus on the management of our closed block
Solid financial foundation and predictable cash flow remain an asset
We are confident we are taking the actions needed to continue to build value
Closing Comments
•
…and a commitment to disciplined growth
•
…consistent with our history with these types of issues
•
…leading to significant financial flexibility
•
…just as we have done in the past

Closing Comments
CONTINUED STRONG OUTLOOK
*  Consolidated After-Tax Operating Earnings including Corporate Segment
2015 Outlook
Sales Growth Premium Growth
Operating
Earnings Growth
Operating ROE
2015 Normalized 2015 Normalized 2015 Normalized 2015 Normalized
Unum US 2-4% 8-10% 4-6% 4-7% 1-3% 4-7% 12-14% 12-14%
Unum UK (£)
7-9% 10-12% 0-2% 4-7% 1-3% 4-7% 16-18% 15-20%
Colonial Life 5-8% 6-8% 2-4% 5-7% 2-4% 4-6% 15-17% 15-17%
Core Operations 4-6% 8-10% 4-6% 4-7% 1-3% 4-7% 13-14% 14-16%
Closed Block
(4-6)% (4-6)% (10-12)% (4-6)% 2-3% 2-3%
Total Operations * 2-4% 3-5% 0-2% 4-7% 10-12% 10-12%
Capital Management 2-3% 4-5% 0-1% 0-1%
TOTAL
2-5% 8-11% 11-12% 11-13%

Questions & Answers

Appendix Reconciliation of Non-GAAP Financial Measures

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
After-Tax Average
Operating Allocated Annualized
Earnings (Loss) Equity* Operating Return
On Equity
Nine Months Ended September 30, 2014
Unum US
Group Disability 138.9 $                            1,528.2 $              12.1%
Group Life and Accidental Death and Dismemberment 119.8                               974.7                     16.4%
Supplemental and Voluntary 163.2                               1,655.9                 13.1%
Total Unum US 421.9                               4,158.8 $              13.5%
Unum UK 87.1                                 636.4                     18.2%
Colonial Life 146.9                               1,148.6                 17.1%
Closed Block 61.1                                 2,780.1                 2.9%
Corporate (35.4)                                (461.1)
Total 681.6 $                            8,262.8 $              11.0%
* Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.
(in millions)
Nine Months Ended
September 30, 2014* 2013 2012 2011 2010 2009 2008 2007** 2006** 2005** 2004**
After-tax Operating Earnings 2.64 $                             3.32 $                   3.15 $                   2.98 $                   2.73 $                   2.64 $                   2.54 $                   2.25 $                   1.85 $                   1.69 $                   1.78 $
Net Realized Investment Gain (Loss), Net of Tax 0.10 0.02 0.13 (0.01) 0.05 - (0.89) (0.12) 0.01 (0.02) 0.06
Non-operating Retirement-related Loss, Net of Tax (0.01) (0.08) (0.11) (0.07) (0.06) (0.09) (0.03) (0.04) (0.05) (0.05) (0.04)
Costs Related to Early Retirement of Debt, Net of Tax (0.04) - - - - - - - - - -
Deferred Acquisition Costs and Reserve Charges for
Closed Block, Net of Tax - - - (2.04) - - - - - - (2.37)
Regulatory Reassessment Charges, Net of Tax - - - - - - - (0.10) (0.79) (0.16) (0.29)
Special Tax Items and Debt Extinguishment Costs - - - 0.08 (0.03) - - (0.10) 0.23 0.14 0.17
Unclaimed Death Benefits Reserve Increase, Net of Tax - (0.24) - - - - - - - - -
Group Life Waiver of Premium Benefit Reserve
Reduction, Net of Tax - 0.21 - - - - - - - - -
Other, Net of Tax - - - - - - - - (0.04) 0.01 0.01
Income from Continuing Operations 2.69 3.23 3.17 0.94 2.69 2.55 1.62 1.89 1.21 1.61 (0.68)
Income from Discontinued Operations - - - - - - - 0.02 0.02 0.03 (0.18)
Net Income (Loss) 2.69 $                             3.23 $                   3.17 $                   0.94 $                   2.69 $                   2.55 $                   1.62 $                   1.91 $                   1.23 $                   1.64 $                   (0.86) $
* Assuming dilution per share.
** Does not reflect the impact of ASU 2010-26.
September 30
2014 2013 2012 2011 2010 2009 2008 2007** 2006** 2005** 2004**
Total Stockholders' Equity (Book Value) 36.69 $                           33.30 $                 31.87 $                 27.91 $                 26.80 $                 24.25 $                 17.94 $                 22.28 $                 22.53 $                 24.66 $                 24.36 $
Net Unrealized Gain (Loss) on Securities 1.83 0.52 3.23 2.11 1.31 1.16 (2.53) 0.99 1.56 3.49 4.41
Net Gain on Cash Flow Hedges 1.52 1.52 1.48 1.39 1.14 1.12 1.38 0.50 0.57 0.91 0.80
Subtotal 33.34 31.26 27.16 24.41 24.35 21.97 19.09 20.79 20.40 20.26 19.15
Foreign Currency Translation Adjustment (0.27) (0.18) (0.26) (0.41) (0.34) (0.23) (0.52) 0.35 0.34 0.07 0.33
Subtotal 33.61 31.44 27.42 24.82 24.69 22.20 19.61 20.44 20.06 20.19 18.82
Unrecognized Pension and Postretirement Benefit Costs (0.91) (0.88) (2.13) (1.51) (1.00) (1.00) (1.23) (0.55) (0.68) (0.58) (0.55)
Total Stockholders' Equity, Excluding Accumulated
Other Comprehensive Income 34.52 $                           32.32 $                 29.55 $                 26.33 $                 25.69 $                 23.20 $                 20.84 $                 20.99 $                 20.74 $                 20.77 $                 19.37 $
Year Ended December 31*
December 31
(per share)

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Nine Months Ended
September 30, 2014
After-tax Operating Earnings 681.6 $
Net Realized Investment Gain, Net of Tax 24.0
Non-operating Retirement-related Loss, Net of Tax (2.7)
Costs Related to Early Retirement of Debt, Net of Tax (10.4)
Net Income 692.5 $
Four Quarters Ended
September 30, 2014
(in millions)
Operating Income (Loss) by Segment
Unum US 861.0 $
Unum UK 145.5
Colonial Life 295.3
Closed Block 119.4
Corporate (142.7)
Total Before Tax Operating Earnings 1,278.5
Net Realized Investment Gain 42.7
Non-operating Retirement-related Loss (6.6)
Costs Related to Early Retirement of Debt (13.2)
Unclaimed Death Benefits Reserve Increase (95.5)
Group Life Waiver of Premium Benefit Reserve Reduction 85.0
Income Tax (377.2)
Net Income 913.7 $
After-Tax Average
Operating Allocated Annualized
Earnings (Loss) Equity* Operating Return
On Equity
Four Quarters Ended September 30, 2014
Unum US 564.2 $                            4,153.4 $              13.6%
Unum UK 116.8                               629.6                     18.6%
Colonial Life 192.0                               1,138.5                 16.9%
Closed Block 78.2                                 2,747.9                 2.8%
Corporate (45.8)                                (547.5)
Total 905.4 $                            8,121.9 $
* Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.
(in millions)

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Four Quarters Ended
September 30, 2014
(in millions)
After-tax Operating Income 905.4 $
Net Realized Investment Gain, Net of Tax 29.8
Non-operating Retirement-related Loss, Net of Tax (4.2)
Costs Related to Early Retirement of Debt, Net of Tax (10.4)
Unclaimed Death Benefits Reserve Increase, Net of Tax (62.1)
Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax 55.2
Net Income 913.7 $
September 30 December 31 September 30
2014 2013 2013
Total Stockholders' Equity, As Reported 9,244.0 $                        8,659.1 $              8,669.9 $
Net Unrealized Gain on Securities 462.0                               135.7                     427.4
Net Gain on Cash Flow Hedges 383.5                               396.3                     397.2
Total Stockholders' Equity, As Adjusted 8,398.5 $                        8,127.1 $              7,845.3 $
Average Stockholders' Equity Excluding Net Unrealized
Gain on Securities and Net Gain on Cash Flow Hedges:
YTD September 30, 2014 8,262.8 $
Four Quarters Ended September 30, 2014 8,121.9 $
benefit ratio benefit ratio
Year Ended December 31, 2013
Premium Income 4,517.1 $                        1,232.2 $
Benefits and Change Reserves for Future Benefits 3,222.4                            667.0
Unclaimed Death Benefits Reserve Increase (75.4)                                (20.1)
Group Life Waiver of Premium Benefit Reserve Reduction 85.0                                 -
Benefits and Change in Reserves for Future Benefits,
Excluding Reserve Adjustments 3,232.0                            71.6% 646.9                     52.5%
Unum US Colonial Life
(in millions)